Exhibit 10.93
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 1 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 1 (SA-1) is entered into as of September 25, 2018 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, Customer and Boeing agree to incorporate each of the 787 *** Aircraft into the Purchase Agreement individually and collectively as additional *** 787-*** Aircraft (as both of those terms have been previously defined in the Purchase Agreement);
WHEREAS, Customer has requested and Boeing has agreed to provide certain *** applicable to *** of the additional *** 787-*** Aircraft;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-1”).
2.Tables.
Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-1”) to incorporate the additional *** 787-*** Aircraft.
UAL-PA-04815    SA-1    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.Letter Agreements.
3.a.Letter Agreement No. UAL-PA- 04815-LA-1802886 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-04815-LA-1802886R1 (identified by “SA-1”) to incorporate the additional *** 787-*** Aircraft.
3.b.With incorporation of the Additional 787-*** Aircraft into the Purchase Agreement, Letter Agreement No. UAL-PA- 04815-LA-1802898 entitled “*** Rights: Certain 787 Aircraft” is deleted in its entirety.
3.c.Letter Agreement No. UAL-PA-04815-LA-1807152 entitled “*** Rights: in *** 787-*** Aircraft” (identified by “SA-1”) is added to the Purchase Agreement to provide Customer with certain ***.
4.Miscellaneous.
Boeing and Customer agree that *** is *** by Customer as the *** under this Supplemental Agreement No. 1. *** will be *** for *** by no later than ***.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-1    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-1    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-1
EXHIBITS
A	787-*** Aircraft Configuration
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802881	Open Configuration Matters
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-*** Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-*** with ***
LA-1802886	Special Matters	SA-1
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895	*** Matters
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
Attachment A-1, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-2, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***
~~LA-1802898~~	~~*** Rights for Certain 787 Aircraft~~	Deleted by §3 of SA-1
LA-1807152	*** Rights: in *** 787-*** Aircraft	SA-1

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815 787-*** Aircraft Delivery, Description, Price and *** (787-***)

Airframe Model/MTOW:			787-***	*** pounds	1	Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***		Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***		Airframe *** Data:
Engine Price (Per Aircraft):				***	2	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***		Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4	Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

[1] ***
[2] ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"
[4] *** Effective Date as defined in the originally executed Purchase Agreement
UAL-PA-04815    Table of Contents, Page 5 of 4     SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802886R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement 1802886 dated May 31, 2018 in its entirety.
1.***
1.a.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.b.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.c.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
2.***
3.***
4.***
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802886R1    SA-1
Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802886R1    SA-1
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802886R1    SA-1
Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    Attachment A
Section 4.1 (ii) 787-*** Aircraft ***
***

	Registration	Manufacturer Serial Number
***	***	***
Attachment A to UAL-PA-04815-LA-1802886R1    SA-1
Special Matters    Att. A, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B
Section 4.2 787-*** Aircraft ***
***

	Registration	Manufacturer Serial Number
***	***	***

Attachment B to UAL-PA-04815-LA-1802886R1    SA-1
Special Matters    Att. B, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1807152
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights in *** 787-*** Aircraft
Reference:    Purchase Agreement No. PA-04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. References to the Purchase Agreement are to the Purchase Agreement as amended from time to time, including by way of this Letter Agreement and other letter agreements between Boeing and Customer.
1.*** Rights
Customer has the *** the delivery of *** of the *** 787-*** Aircraft (as that term is defined in Letter Agreement UAL-PA-04815-LA-1802886R1 entitled “Special Matters”) from *** delivery month, pursuant to the terms of this Letter Agreement (*** Rights). For the avoidance of doubt, the *** of *** Rights is ***.
2.Notice Requirement.
Customer will provide written notice (*** Notice) of its *** of any eligible *** 787-*** Aircraft no earlier and no later than the *** specified in Attachment 1 to this Letter Agreement. Each *** 787-*** Aircraft, once *** with *** as specified in Section 4 herein, is referred to herein as an *** Aircraft.
3.Definitive Agreement.
If Customer provides Boeing with an *** Notice in accordance with the terms of this Letter Agreement and *** specified in Attachment 1, then the parties will sign a definitive agreement to *** for each *** Aircraft (Supplemental Agreement) within *** of the *** Notice. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties *** a Supplemental Agreement within *** following ***, either party *** of a *** 787-*** Aircraft by giving written notice to the other ***. If Customer and Boeing *** a Supplemental Agreement, then the delivery month of *** 787-*** Aircraft is ***.
4.BFE.
The BFE *** will be *** to support the scheduled delivery month of any applicable *** Aircraft.
UAL-PA-3776-LA-1606848R2    SA-1
*** Rights    LA Page 1
BOEING PROPRIETARY

5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 25, 2018
UNITED AIRLINES, INC.
By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1801752    SA-1
*** Rights    LA Page 2
BOEING PROPRIETARY

UAL-PA-04815-LA-1801752    SA-1
*** Rights    LA Page 3
BOEING PROPRIETARY

UAL-PA-04815-LA-1801752    SA-1
*** Rights    LA Page 2
BOEING PROPRIETARY

Attachment 1: ***

***	***	***	***	***

Attachment 1 to UAL-PA-04815-LA-1807152    SA- 1
*** Rights    Attachment 1, Page 1
BOEING PROPRIETARY